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                                                  UNITED STATES
                                       SECURITIES AND EXCHANGE COMMISSION
                                             Washington, D.C. 20549

                                                    FORM 8-K

                                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported) November 7, 2005

                                           THE PHOENIX COMPANIES, INC.
                             (Exact name of registrant as specified in its charter)

                  DELAWARE                              1-16517                          06-1599088
          (State of incorporation)             (Commission File Number)       (IRS Employer Identification No.)

              One American Row
                Hartford, CT                                                             06102-5056
  (Address of principal executive offices)                                               (Zip Code)

               (860) 403-5000
       (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| |      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| |      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement

     On November 7, 2005, The Phoenix Companies, Inc. (the "Company") entered into a Remarketing Agreement (the
"Agreement") with Goldman, Sachs & Co., as remarketing agent (the "Remarketing Agent"), and SunTrust Bank, as purchase contract agent and attorney-in-fact of the holders of purchase contracts, relating to the Company's
6.60% notes due February 16, 2008 (the "Notes"), originally issued as part of equity units issued by the
Company in December 2002.  The Agreement was entered into in connection with the remarketing of, and the reset of the interest rate on, the Notes by the Remarketing Agent as required under the terms of the equity units.

     The Agreement provides, among other things, that the Remarketing Agent agrees to use its commercially reasonable best efforts to remarket the Notes tendered or deemed tendered to the Remarketing Agent at a price equal to approximately 100.25% of the purchase price of a specified portfolio of U.S. Treasury securities to be substituted for the Notes as a component of the equity units (the "Treasury Portfolio Purchase Price").  For this service, and for other services rendered in connection with the remarketing, the Remarketing Agent is entitled to a remarketing fee which will be equal to the lesser of 0.25% of the Treasury Portfolio Purchase
Price and the amount of the proceeds of the remarketing in excess of the Treasury Portfolio Purchase Price.
The Company will not receive any proceeds from the remarketing of the Notes.  The Agreement includes customary representations, warranties and covenants by the Company.  It also provides that the Company will indemnify the
Remarketing Agent against certain liabilities, including liabilities under the Securities Act of 1933, arising out of or in connection with the Remarketing Agent's duties under the Agreement, and contribute to payments the
Remarketing Agent may be required to make in respect of those liabilities.

     The Remarketing Agent and its affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company or its subsidiaries, for which they received or will receive, customary fees and expenses.

     The foregoing description of the material terms of the Agreement is qualified by reference to the
Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits

     The following exhibit is hereby incorporated by reference into the Registration Statement on Form S-3
(File No. 333-101629), as amended, of the Company filed with the Securities and Exchange Commission on December
3, 2002.

Exhibit 10.1    Remarketing Agreement, dated as of November 7, 2005, by and among The Phoenix Companies, Inc.,
                Goldman, Sachs & Co. and SunTrust Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            THE PHOENIX COMPANIES, INC.

                                                                            By:     /s/ Carole A. Masters
                                                                                    ---------------------------
                                                                            Name:   Carole A. Masters
                                                                            Title:  Vice President

Date:  November 10, 2005

                                                  EXHIBIT INDEX

Exhibit No.          Description of Exhibits
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10.1                 Remarketing Agreement, dated November 7, 2005, by and among The Phoenix Companies, Inc.,
                     Goldman, Sachs & Co. and SunTrust Bank.

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